UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

        October 20, 2017
Date of Report (Date of earliest event reported)

inTEST Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-36117 (Commission File Number)	22-2370659 (I.R.S. Employer Identification No.)

804 East Gate Drive, Suite 200, Mt. Laurel, New Jersey 08054 (Address of Principal Executive Offices, including zip code)

(856) 505-8800 (Registrant's Telephone Number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [  ]

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 20, 2017, Robert E. Matthiessen, Executive Chairman, President and Chief Executive Officer of inTEST Corporation (the "Company") informed the Company's Board of Directors (the "Board") that he will retire from his positions of President and Chief Executive Officer, effective December 31, 2017. Mr. Matthiessen will continue to serve as Chairman of the Board.

On October 23, 2017, the Company announced the appointment of James Pelrin, Executive Vice President and Chief Operating Officer, to succeed Mr. Matthiessen as President and Chief Executive Officer, effective January 1, 2018. Mr. Pelrin, age 65, has served as the Company's Chief Operating Officer since May 2017 and Executive Vice President since November 2015. Prior to that, Mr. Pelrin served as Vice President since August 2006 and as General Manager - Thermal Products Segment since November 2004. In addition, Mr. Pelrin has served as President of the Company's subsidiary, Temptronic Corporation, since December 2008. Prior to that, Mr. Pelrin served as the General Manager of Temptronic Corporation since joining the Company in October 2001. From July 1999 to June 2001, Mr. Pelrin served as Vice President and General Manager of Accusonic Technologies, Inc., a privately held company that designs and manufactures hydro-acoustic measurement systems. Mr. Pelrin has also served as a member of the Board since June 2017. Mr. Pelrin does not have any family relationships with any of the Company's directors or executive officers. There are no arrangements or understandings between Mr. Pelrin and any other persons pursuant to which he was selected as an officer. He has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The terms of Mr. Pelrin's compensation as President and Chief Executive Officer have not yet been finalized. The Company will file an amendment to this Form 8-K once such terms have been finalized.

The Company's press release announcing Mr. Matthiessen's retirement and Mr. Pelrin's appointment as President and Chief Executive Officer is attached as Exhibit 99.1 to this report.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits
Exhibit No.	Description
99.1	Press release of inTEST Corporation, issued October 23, 2017.

_____________________________________

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

By: /s/ Hugh T. Regan, Jr.
        Hugh T. Regan, Jr.
        Secretary, Treasurer and Chief Financial Officer

Date:   October 23, 2017